EXHIBIT 1



                            THE ALLSTATE CORPORATION

                    $650,000,000 5.95% Senior Notes Due 2036

                             ----------------------

                             UNDERWRITING AGREEMENT

                             ----------------------

                                                              New York, New York
                                                                  March 21, 2006

To the Representatives
    named in Schedule I
    hereto of the Underwriters
    named in Schedule II hereto

    c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY 10036

Ladies and Gentlemen:

     The Allstate Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, $650,000,000 principal amount of its 5.95% Senior Notes Due 2036 registered under the Registration Statement referred to in Section 1(a) below (the "Securities"), to be issued pursuant to the provisions of an Indenture, dated as of December 16, 1997, as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Sixth Supplemental Indenture, dated as of June 12, 2000, as supplemented by the Thirteenth Supplemental Indenture, to be dated as of March 24, 2006 (as so amended and supplemented, the "Indenture"), between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company), as Trustee (the "Trustee").

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the Underwriters that:

     (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-108253) under the Act, which has become effective, for the registration under the Act of the Securities (such registration statement, including the exhibits thereto, as amended at the date of this Agreement and including the information (if any) deemed to be part of the registration statement pursuant to Rule 430A or Rule 430B under the Act, is hereinafter called the "Registration Statement"). No stop order suspending the effectiveness of the Registration Statement is in effect, and no


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proceedings for such purpose are pending before or, to the knowledge of the
Company, threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Act, the Company is eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements relating to the Securities and the plan of distribution thereof to the form of prospectus included in the Registration Statement; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such Basic Prospectus, as so supplemented by the prospectus supplement or supplements relating to the Securities in the form provided to the Underwriters by the Company and first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Act), is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." For purposes of this Agreement, "free writing prospectus" means a free writing prospectus as such term is defined in Rule 405 under the Act relating to the Securities and "Time of Sale Prospectus" means the Basic Prospectus together with the free writing prospectuses, if any, identified in Schedule V hereto. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Time of Sale Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus, the Time of Sale Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Time of Sale Prospectus, the Final Prospectus or any free writing prospectus shall be deemed to refer to and include the filing of any free writing prospectus and the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus, the Time of Sale Prospectus, the Final Prospectus or any free writing prospectus, as the case may be, deemed to be incorporated therein by reference.

     (b) As of the date hereof, when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when, prior to the Time of Delivery (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Time of Delivery, (i) the Registration Statement, as amended as of any such time, the Time of Sale Prospectus and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture complied and will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Time of Sale Prospectus or the Final Prospectus, as amended or supplemented as of such time, contained or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to


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(i) the parts of the Registration Statement which constitute the Statement of
Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustees (the "Form T-1") or (ii) the information contained in or omitted from the Registration Statement, the Time of Sale Prospectus or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to such Underwriter or the underwriting arrangements furnished in writing to the Company by any Underwriter specifically for use therein.

     (c) Each document incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Final Prospectus, at the time they were, or hereafter are, filed with the Commission, complied or will comply and, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, will comply in all material respects with the Exchange Act and the rules and regulations promulgated thereunder.

     (d) The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Act has been, or will be, filed with the Commission in accordance with the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule V hereto, and electronic road shows each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to any free writing prospectus.

     (e) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (f) Each subsidiary of the Company listed in Schedule III hereto (each, a "Principal Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Principal Subsidiaries are currently the only operating insurance companies that are "significant subsidiaries" of the Company as that term is defined in Rule 1-02(w) of Regulation S-X of the rules and regulations of the Commission under the Act.


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     (g) All of the issued shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned of record directly or indirectly by the Company or another Principal Subsidiary, as the case may be, free and clear of any security interest, claim, lien or encumbrance.

     (h) Each Principal Subsidiary is duly licensed or authorized as an insurer or reinsurer in each jurisdiction where it is required to be so licensed, except where the failure to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; the Company and each Principal Subsidiary have made all required filings under applicable insurance holding company statutes, and each is duly licensed or authorized as an insurance holding company in each jurisdiction where it is required to be so licensed, except where the failure to have made such filings or to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; the Company and each Principal Subsidiary have all necessary authorizations, approvals, orders, consents, registrations or qualifications of and from all insurance regulatory authorities to conduct their respective businesses as described in the Time of Sale Prospectus and the Final Prospectus, except where the failure to have such authorizations, approvals, orders, consents, registrations or qualifications does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; and none of the Company or any Principal Subsidiary has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, registration or qualification from such insurance regulatory authority is needed to be obtained by any of the Company or any Principal Subsidiary in any case where it could be reasonably expected that (x) the Company or any Principal Subsidiary would in fact be required either to obtain any such additional authorization, approval, order, consent, registration or qualification or cease or otherwise limit writing certain business and (y) obtaining such authorization, approval, order, consent, license, certificate, permit, registration or qualification or limiting such business would have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, taken as a whole.

     (i) Each Principal Subsidiary is in compliance with the requirements of the insurance laws and regulations of its state of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to such Principal Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, taken as a whole.

     (j) Other than as set forth in the Time of Sale Prospectus and the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened.


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     (k) This Agreement has been duly authorized, executed and delivered by the
Company.

     (l) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (m) The Securities have been duly authorized and, when the Securities are issued and delivered pursuant to this Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture.

     (n) The issuance and sale of the Securities and compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for borrowed money to which the Company or any Principal Subsidiary is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any of its Principal Subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties, in each case other than such breaches, conflicts, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and no authorization, approval, order, consent, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body is required for the issue or sale of the Securities, except such authorizations, approvals, orders, consents, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, in each case other than such authorizations, approvals, orders, consents, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (o) Except as described in or contemplated by the Registration Statement, the Time of Sale Prospectus and the Final Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Final Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Final Prospectus, there has not been any material increase in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet incorporated by reference in the Time of Sale Prospectus and the Final


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Prospectus) or any material increase in the consolidated long-term debt of the
Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Prospectus and the Final Prospectus.

     (p) There are no material contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any notes or debt of the Company owned or to be owned by such person or to require the Company to include such securities for registration pursuant to the Registration Statement or pursuant to any other registration statement filed by the Company under the Act.

     (q) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom as described in the Time of Sale Prospectus and the Final Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (w) transactions are executed in accordance with management's general or specific authorization; (x) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (y) access to assets is permitted only in accordance with management's general or specific authorization; and (z) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; in each case, within the meaning of and to the extent required by
Section 13(b)(2)(B) of the Exchange Act.

     (s) During the fiscal year ended December 31, 2005, there were no changes in the Company's internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

     (t) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in providing reasonable assurance that material information required to be disclosed in its reports filed with or submitted to the Commission under the Exchange Act is made known to management, including the Company's principal executive officer and the Company's principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.


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     2. Purchase and Sale. The Company hereby agrees to sell to the several
Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective principal amounts of the Securities set forth in Schedule II hereto opposite their names at 99.109% of the principal amount -- the purchase price -- plus accrued interest, if any, from March 24, 2006 to the date of payment and delivery.

     3. Payment and Delivery of the Securities. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on March 24, 2006, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 11 hereof (such date and time of delivery and payment for the Securities being herein called the "Time of Delivery"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of the Depositary Trust Company unless the Representatives otherwise instruct.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

     5. Company Covenants. The Company agrees with each of the Underwriters of the Securities:

     (a) (i) To prepare the Final Prospectus as amended and supplemented in relation to the Securities in a form approved by the Representatives and to timely file such Final Prospectus pursuant to Rule 424(b) under the Act; (ii) to make no further amendment or any supplement to the Registration Statement, the Time of Sale Prospectus or the Final Prospectus as amended or supplemented after the date hereof and prior to the Time of Delivery for the Securities unless the Representatives shall have had a reasonable opportunity to review and comment upon any such amendment or supplement prior to any filing thereof; (iii) to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of (I) the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement or amendment to the Time of Sale Prospectus or the Final Prospectus has been filed with the Commission, (II) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, the Time of Sale Prospectus or the Final Prospectus, (III) the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (IV) any request by the Commission for the amending or supplementing of the Registration Statement, the Time of Sale Prospectus or the Final Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of


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the Time of Sale Prospectus or the Final Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object;

     (c) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder;

     (d) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Final Prospectus is not yet available to prospective purchasers, to furnish the Underwriters with copies of the Time of Sale Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and if at such time any event shall have occurred as a result of which the Time of Sale Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Time of Sale Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Time of Sale Prospectus or to file under the Exchange Act any document incorporated by reference in the Time of Sale Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Time of Sale Prospectus or a supplement to the Time of Sale Prospectus which will correct such statement or omission or effect such compliance;

     (e) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities and insurance securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (f) To furnish the Underwriters with copies of the Final Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (or in lieu thereof the notice referred to in Rule 173(a) under the Act), and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Final Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Final Prospectus or to


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file under the Exchange Act any document incorporated by reference in the Final
Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance;

     (g) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder; and

     (h) During the period beginning from the date hereof and continuing to and including the latter of (i) the termination of trading restrictions for the Securities, as notified to the Company by the Representatives or their counsel and (ii) the Time of Delivery for the Securities, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

     (i) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     6. Fees and Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses incurred in connection with the preparation, printing and filing of the Registration Statement, Basic Prospectus, any Preliminary Final Prospectus, the Time of Sale Prospectus, the Final Prospectus and any free writing prospectus prepared by or on behalf of, used by or referred to by the Company, and amendments and supplements to any of the foregoing and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, any Blue Sky Survey and any Legal Investment Memoranda in connection with the offering, purchase, sale and delivery of the Securities; (iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities and insurance securities laws as provided in Section 5(e) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee, Paying Agent or Transfer Agent and the fees and disbursements of counsel for any such Trustee, Paying Agent or Transfer Agent in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the


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fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. Conditions to Underwriters' Obligations. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the execution of this Agreement and as of the Time of Delivery, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (a) The Final Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

     (b) LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery for the Securities, in form and substance reasonably satisfactory to you, to the effect that:

          (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Time of Sale Prospectus and the Final Prospectus;

          (ii) This Agreement has been duly authorized, executed and delivered by the Company;

          (iii) The Securities have been duly authorized, and (assuming their due authentication by the Trustee) have been duly executed, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Time of Sale Prospectus and the Final Prospectus;

          (iv) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (v) The Registration Statement, the Time of Sale Prospectus and the Final Prospectus as amended or supplemented and any further amendments thereto made by the Company prior to such Time of Delivery for the Securities (in each case other than with respect to the financial statements, financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement, including the Form T-1, as to which such counsel need express no opinion or belief), appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; provided that, such counsel shall not be deemed to be passing upon and shall not be required to assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Time of Sale Prospectus and Final Prospectus;

          (vi) The issue and sale of the Securities and the performance by the Company of its obligations under the Indenture, the Securities or this Agreement and the consummation by the Company of the transactions contemplated therein will not conflict with or result in a breach of any of the provisions of the Act, the Exchange Act, the Trust Indenture Act or the rules and regulations issued pursuant to each such act.

          (vii) All consents, approvals, authorizations, orders, registrations, and qualifications of or with any United States court or governmental agency or body required for the issue and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement under the Act, the Exchange Act, the Trust Indenture Act or the rules and regulations issued pursuant to each such act have been obtained or made.

          (viii) As such counsel, such counsel reviewed the Registration Statement, the Time of Sale Prospectus and the Final Prospectus as amended or supplemented, participated in discussions with representatives of the Underwriters and of the Company and its accountants at which contents of the Registration Statement, Time of Sale Prospectus and Final Prospectus as amended or supplemented and related matters were discussed; on the basis of the information that such counsel gained in the course of the performance of their services referred to above, although such counsel shall not be deemed to be passing upon and shall not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus or the Final Prospectus and shall not be required to have made an independent check or verification thereof (except as described in paragraph (iii) hereof), on the basis of the foregoing, no facts have come to the attention of such counsel in the course of such review which have caused such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and the financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement, including the Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (i) as of the date hereof, the Time of Sale Prospectus (other than the financial statements and financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement, including the Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading or
     (ii) as of its date or the Time of Delivery, the Final Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement, including the Form T-1, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading; and

          (ix) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (c) Mary J. McGinn, Secretary of the Company and Deputy General Counsel of AIC (as defined below), shall have furnished to you her written opinion, dated the Time of Delivery for the Securities, in form and substance reasonably satisfactory to you, to the effect that:

          (i) Each of Allstate Insurance Company ("AIC") and Allstate Life Insurance Company ("ALIC") has been duly incorporated and is validly existing as an insurance corporation under the laws of the State of Illinois, with corporate power and authority to own its properties and conduct its business as described in the Time of Sale Prospectus (such counsel being entitled to rely, with respect to the opinion in this clause
     (i), upon the opinions of members of the Company's in-house legal staff);

          (ii) All of the issued shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned of record directly or indirectly by the Company, AIC or ALIC, as the case may be, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance (such counsel being entitled to rely, with respect to the opinion in this clause (ii), upon opinions of local or in-house counsel and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that she believes that both you and she are justified in relying upon such opinions or certificates);

          (iii) Each Principal Subsidiary is duly licensed or authorized as an insurer or reinsurer in each other jurisdiction where it is required to be so licensed, except where the failure to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; the Company and each Principal Subsidiary have made all required filings under applicable insurance holding company statutes, and each is duly licensed or authorized as an insurance holding company in each jurisdiction where it is required to be so licensed, except where the failure to have made such filings or to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; the Company and each Principal Subsidiary have all necessary authorizations, approvals, orders, consents, registrations or qualifications of and from all insurance regulatory authorities to conduct their respective businesses as described in the Time of Sale Prospectus and the Final Prospectus, except where the failure to have such authorizations, approvals, orders, consents, registrations or qualifications does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; and none of the Company or any Principal Subsidiary has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, registration or qualification from such insurance regulatory authority is needed to be obtained by any of the Company or any Principal Subsidiary in any case where it could be reasonably expected that (x) the Company or any Principal Subsidiary would in fact be required either to obtain any such additional authorization, approval, order, consent, registration or qualification or cease or otherwise limit writing certain business and (y) obtaining such authorization, approval, order, consent, license, certificate, permit, registration or qualification or limiting such business would have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely, with respect to the opinion in this clause (iii), upon opinions of local or in-house counsel and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that she believes that both you and she are justified in relying upon such opinions and certificates);

          (iv) To the best of such counsel's knowledge, after due inquiry, each Principal Subsidiary is in compliance with the requirements of the insurance laws and regulations of its state of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to such Principal Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, or is subject to no material liability or disability by reason of the failure to so comply or file (such counsel being entitled to rely, with respect to this clause
     (iv), upon opinions of local or in-house counsel and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that she believes that both you and she are justified in relying upon such opinions and certificates);

          (v) To the best of such counsel's knowledge, after due inquiry, and other than as set forth in the Time of Sale Prospectus and the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened;

          (vi) The issuance and sale of the Securities and the performance by the Company of its obligations under the Indenture, the Securities and this Agreement and the consummation by the Company of the transactions contemplated therein and herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument relating to the Company or any of its subsidiaries, as such agreements or instruments have been amended (which indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments may be specified by such counsel on a schedule attached to her opinion); nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or any of its Principal Subsidiaries or any applicable United States law or statute or any order, rule or regulation of any United States court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, provided, that the foregoing opinion is limited to those statutes, laws, rules and regulations of the United States of America, the General Corporation Law of the State of Delaware and the State of Illinois, in each case, which, in the opinion of such counsel, are normally applicable to transactions of the type contemplated by this Agreement, and provided further, that no opinion need be given with respect to (A) the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, any order, rule or regulation made or established by any insurance official or regulatory authority or the National Association of Securities Dealers, Inc., or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or (B) conflicts, breaches or violations which individually and in the aggregate both would not have a material adverse effect on the financial condition, business or operations of the Company and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Securities (such counsel being entitled to rely, with respect to the opinion in this clause (vi), upon opinions of local or in-house counsel and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that she believes that both you and she are justified in relying upon such opinions and certificates);

          (vii) No consent, approval, authorization, order, registration or qualification of or with any United States court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except that such counsel need not express any opinion with respect to such consents, approvals, authorizations, orders, registrations or qualifications (A) as may be required under the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, any order, rule or regulation made or established by any insurance official or regulatory authority or the National Association of Securities Dealers, Inc., (B) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, (C) the absence of which individually or in the aggregate both are not material to the Company and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Securities or (D) as may be required under foreign laws in connection with the purchase and distribution of the Securities by any international managers; provided, that the foregoing opinion is limited to those consents, approvals, authorizations, orders, registrations and qualifications under laws which, in the experience of such counsel, are normally applicable to transactions of the type contemplated by this Agreement;

          (viii) To the best of such counsel's knowledge, after due inquiry, the Company and its subsidiaries, as applicable, have filed all notices, reports, documents or other information required to be filed pursuant to, and have obtained all authorizations, approvals, orders, consents, registrations or qualifications required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations known to such counsel to be normally applicable to the transactions contemplated by this Agreement in connection with the issuance and sale by the Company of the Securities and, except as have been obtained pursuant to the foregoing clause, no filing, authorization, approval, order, consent, registration or qualification of or with any insurance regulatory agency having jurisdiction over the Company or any of its subsidiaries or any of their properties known to such counsel to be normally applicable to the transactions contemplated by this Agreement or the Indenture is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such filings, authorizations, approvals, orders, consents, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with would not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries taken as a whole or a material adverse effect on the sale or ownership of the Securities;

          (ix) To the best of such counsel's knowledge, after due inquiry, there are no material contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any notes or debt of the Company owned or to be owned by such person or to require the Company to include such securities for registration pursuant to the Registration Statement or pursuant to any other registration statement filed by the Company under the Act;

          (x) Such counsel reviewed the Registration Statement, the Time of Sale Prospectus and the Final Prospectus as amended or supplemented, participated in various discussions with representatives of the Underwriters and of the Company and its accountants at which contents of the Registration Statement, the Time of Sale Prospectus and the Final Prospectus as amended or supplemented were discussed; on the basis of the information that such counsel gained in the course of her activities referred to above and as Secretary of the Company and Deputy General Counsel of AIC, such counsel confirms that the Registration Statement, as of its effective date, the Time of Sale Prospectus and the Final Prospectus, as amended or supplemented (in each case other than with respect to the financial statements, financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, as to which such counsel need express no opinion or belief), appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus and Final Prospectus as amended or supplemented (except as expressly set forth in such opinion), on the basis of the foregoing, no facts have come to the attention of such counsel in the course of such review which have caused such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1, and other than information under the captions "Description of Debt Securities," "Description of Capital Stock," "Description of Depositary Shares," "Description of Warrants," "Description of Stock Purchase Contracts and Stock Purchase Units," "Description of Trust Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Notes" and "Underwriting" contained in the Time of Sale Prospectus and the Final Prospectus as amended or supplemented, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Time of Sale Prospectus, as of the date hereof, and the Final Prospectus, as of its date, as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1, and other than information under the captions "Description of Debt Securities," "Description of Capital Stock," "Description of Depositary Shares," "Description of Warrants," "Description of Stock Purchase Contracts and Stock Purchase Units," "Description of Trust Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Notes" and "Underwriting" contained in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the Time of Delivery, either the Registration Statement, the Time of Sale Prospectus or the Final Prospectus as amended or supplemented or any further amendment or supplement (when considered together with the document to which such supplement relates) thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1, and other than information under the captions "Description of Debt Securities," "Description of Capital Stock," "Description of Depositary Shares," "Description of Warrants," "Description of Stock Purchase Contracts and Stock Purchase Units," "Description of Trust Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Notes" and "Underwriting" contained in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and she does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Time of Sale Prospectus or the Final Prospectus as amended or supplemented or required to be described in the Registration Statement, the Time of Sale Prospectus or the Final Prospectus as amended or supplemented which are not filed or described as required, in each case, other than with respect to the information under the captions "Description of Debt Securities," "Description of Capital Stock," "Description of Depositary Shares," "Description of Warrants," "Description of Stock Purchase Contracts and Stock Purchase Units," "Description of Trust Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Notes" and "Underwriting" contained in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented; and

          (xi) On the basis of the information that such counsel gained in the course of the review referred to in paragraph (x) above and as Secretary of the Company and Deputy General Counsel of AIC (but without passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the documents described below), such counsel confirms that no facts have come to the attention of such counsel in the course of such review which have caused such counsel to believe that the documents incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented (other than the financial statements and financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, did not comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and she has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of other documents that were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

     (d) The Representatives shall have received from Willkie Farr & Gallagher LLP, counsel for the Underwriters, such opinion or opinions, dated the Time of Delivery and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Time of Sale Prospectus or the Final Prospectus as amended and supplemented and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for this purpose of enabling them to pass upon such matters.

     (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Secretary, General Counsel, Treasurer or Controller of the Company, dated the Time of Delivery, to the effect that the signatory of such certificate has carefully examined the Registration Statement, the Time of Sale Prospectus, the Final Prospectus and amendments and supplements thereto and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Time of Delivery with the same effect as if made on the

     Time of Delivery and the Company has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

          (iii) since the date of the Time of Sale Prospectus or the Final Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Final Prospectus, and there has been no document required to be filed under the Act and the rules and regulations thereunder which, upon filing, would be deemed to be incorporated by reference in the Time of Sale Prospectus or the Final Prospectus which has not been so filed.

     (f) On the date hereof, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the date hereof, to the effect set forth in
Schedule IV hereto. As of the Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated as of the Time of Delivery, reaffirming, as of such date, all of the statements set forth in Schedule IV hereto and otherwise in form and substance satisfactory to the Representatives.

     (g) Subsequent to the effective date of this Agreement, there shall not have been any decrease in the rating of any of the Company's debt securities by any of Moody's Investors Service or Standard & Poor's Corporation or any public notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

     (h) Prior to or at the Time of Delivery, the Company shall have furnished or shall furnish to the Representatives such additional certificates of officers of the Company as to such other matters as the Representatives may reasonably request.

     If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Time of Delivery by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 7 shall be delivered at the office of Willkie Farr & Gallagher LLP, counsel to the Underwriters, at 787 Seventh Avenue, New York, New York 10019, at the Time of Delivery.

     8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 (other than Section 7(d)) hereof is not satisfied, because of any termination pursuant to Section 12(i) hereof or because of any refusal, inability or failure by the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Morgan Stanley & Co. Incorporated on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     9. Covenants of the Underwriters. The Underwriters covenant with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) a free writing prospectus prepared by or on behalf of the Underwriters that the Company otherwise would not have been required to file thereunder. The Underwriters acknowledge and agree that, except as may be set forth in Schedule V, the Company has not authorized or approved any "issuer information" (as defined in Rule 433(h) under the Act) for use in any free writing prospectus prepared by or on behalf of the Underwriters.

     10. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter, within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as: (i) such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus, the Time of Sale Prospectus or the Final Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act, or in any amendment thereof or supplement thereto; or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case arising in connection with this Section 10 to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein, and, provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Final Prospectus, the Time of Sale Prospectus, the Final Prospectus or the Final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold the Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus, of any free writing prospectus or of the Final Prospectus as then amended or supplemented, whichever is most recent, in any case where such delivery (or in lieu thereof the notice referred to in Rule 173(a) under the Act) is required by the Act if the Company had previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Final Prospectus which was corrected in the Final Prospectus, such free writing prospectus or the Final Prospectus as amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party: (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and
(ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below) and to participate in and assume the defense of the claim associated with such action; provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if: (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise, or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 10 is unavailable to, or insufficient to hold harmless, an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Underwriters, on the other, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things: (i) whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, on the one hand, or the Underwriters, on the other; (ii) the intent of the parties and their relative knowledge; (iii) access to information; and (iv) the opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     11. Defaulting Underwriters. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by the Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names on Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth on Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without any liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 11, the Time of Delivery shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes to the Registration Statement, the Time of Sale Prospectus and the Final Prospectus (including by means of a free writing prospectus) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

     12. Termination. This Agreement is subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Company's securities shall have been suspended by the Commission, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Time of Sale Prospectus or the Final Prospectus (exclusive of any supplements thereto).

     13. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 10 hereof, and will survive the delivery of and payment for the Securities. The provisions of Section 8 and 10 hereof shall survive the termination or cancellation of this Agreement.

     14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Morgan Stanley & Co. Incorporated, 1585 Broadway, Floor 29, New York, NY 10036, Attn: Investment Banking Division (fax no. (212) 507-2705); with a copy to J.P. Morgan Securities Inc., 270 Park Avenue, New York, NY 10017,
Attn: High Grade Syndicate Desk - 8th Floor (fax no. (212) 834-6081); if sent to the Company, will be mailed, delivered or telefaxed to the address of the Company set forth in the Registration Statement, Attention: Secretary.

     15. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agent and controlling persons referred to in
Section 10 hereof, and no other person will have any right or obligation hereunder.

     16. Time; 'Business Day'. As used herein, the term `business day' shall mean any day other than a Saturday, Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     17. Fiduciary Duties. The Company acknowledges that in connection with the offering of the Securities: (a) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person,
(b) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (c) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

     18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     19. Entire Agreement. This Agreement, together with the letter from the Underwriters to the Company confirming the written information relating to the Underwriters furnished to the Company by the Underwriters specifically for inclusion in the documents referred to in Section 10(a), represents the entire agreement between the Company and the Underwriters with respect to the preparation of any Preliminary Final Prospectus, the Time of Sale Prospectus, the Final Prospectus, the conduct of the offering and the purchase and sale of the Securities.

     20. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,

                                            THE ALLSTATE CORPORATION


                                            By: /s/ Steven C. Verney
                                              ----------------------------------
                                               Name:  Steven C. Verney
                                               Title:  Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

MORGAN STANLEY & CO. INCORPORATED
J.P. MORGAN SECURITIES INC.


By:   Morgan Stanley & Co. Incorporated


By:   /s/ Michael Fusco
      ---------------------------
      Name:  Michael Fusco
      Title:  Executive Director



For themselves and the other
Underwriters named in Schedule II
to the foregoing Agreement

                                   SCHEDULE I

Representatives

J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated

                                   SCHEDULE II


Underwriters                                          Principal Amount of
------------                                          Securities to be Purchased
                                                      --------------------------

J.P. Morgan Securities Inc..........................  $195,325,000
Morgan Stanley & Co. Incorporated...................  $195,325,000
Goldman, Sachs & Co.................................  $58,500,000
Lehman Brothers Inc.................................  $58,500,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated..  $58,500,000
A.G. Edwards & Sons, Inc............................  $13,975,000
Banc of America Securities LLC......................  $13,975,000
Citigroup Global Markets Inc........................  $13,975,000
PNC Capital Markets LLC.............................  $13,975,000
SunTrust Capital Markets, Inc.......................  $13,975,000
Wells Fargo Securities LLC..........................  $13,975,000
                                    Total...........  $650,000,000

                                  SCHEDULE III

Principal Subsidiaries                            Jurisdiction Of Incorporation

Allstate Insurance Company                                    Illinois

Allstate Life Insurance Company                               Illinois

                                   SCHEDULE IV

     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Act, the Exchange Act and the Public Company Accounting Oversight Board and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and financial statement schedules, certain summary and selected consolidated financial and operating data, and any supplementary financial information and schedules (and, if applicable, pro forma financial information) audited by them and included or incorporated by reference in the Time of Sale Prospectus, the Final Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder; and, they have performed a review in accordance with standards established under Statement of Auditing Standards No. 100 established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, and any supplementary financial information and schedules, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company included or incorporated by reference in the Time of Sale Prospectus, Final Prospectus, as amended or supplemented, or the Registration Statement, for the periods specified in such letter, and, as indicated in their report thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim and annual financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus or Final Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows and certain summary and selected consolidated financial and operating data included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder and generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus;

               (B) any other unaudited income statement data and balance sheet items included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented;

               (C) the unaudited financial statements which were not included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented and referred to in Clause
          (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

               (E) as of a specified date not more than five business days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated borrowings or consolidated reserve for property-liability insurance claims and claims expense or consolidated reserve for life insurance policy benefits, or asset reserves of the Company and its subsidiaries, or any decreases in consolidated fixed income securities available for sale, consolidated equity securities, consolidated investments or shareholder equity, or any decrease in AIC's or ALIC's statutory capital and surplus, or other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Time of Sale Prospectus or the Final Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented to the specified date referred to in Clause (E) there were any decreases in consolidated premiums earned, consolidated net investment income, or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and

          (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain procedures as specified in their letter, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear or are incorporated by reference in the Time of Sale Prospectus or the Final Prospectus as amended or supplemented or in
     Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such specified amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   SCHEDULE V

                            Free Writing Prospectuses

                                                   Filed Pursuant to Rule 433
                                                   Registration No. 333-108253

                            The Allstate Corporation
                           5.95% SENIOR NOTES DUE 2036

                                FINAL TERM SHEET
                                ----------------

                              Dated March 21, 2006


Issuer:                                     The Allstate Corporation

Title of Securities:                        5.95% Senior Notes due 2036

Note Type:                                  Senior Unsecured

Ratings:                                    A1/A+ (Stable / Negative Outlook)

Trade Date:                                 March 21, 2006

Settlement Date (T+3):                      March 24, 2006

Maturity Date:                              April 1, 2036

Aggregate Principal Amount Offered:         $650,000,000

Price to Public (Issue Price):              99.984%, plus accrued interest, if any,
                                            from March 24, 2006

Gross Spread:                               0.875%

All-in Price:                               99.109%

Net Proceeds:                               General corporate purposes, including to
                                            facilitate the repayment of a portion of
                                            the Issuer's 5.375% Senior Notes due 2006
                                            at their scheduled maturity on December 1,
                                            2006.

Benchmark:                                  UST 5.375% due February 15, 2031

Treasury Yield:                             4.851%

Spread to Benchmark:                        110 basis points

Re-Offer Yield:                             5.951%

Indenture:                                  Indenture, dated as of December 16, 1997,
                                            as amended by the Third Supplemental
                                            Indenture, dated as of July 23, 1999, and
                                            the Sixth Supplemental Indenture, dated as
                                            of June 12, 2000, between the Issuer and
                                            U.S. Bank National Association (as
                                            successor to State Street Bank and Trust
                                            Company), as trustee, as described and
                                            referred to as the Indenture for Senior
                                            Debt Securities in the base prospectus
                                            dated August 27, 2003 included in the
                                            Registration Statement relating to the
                                            Notes on file with the Securities and
                                            Exchange Commission, as




                                            supplemented by the Thirteenth
                                            Supplemental Indenture, to be dated
                                            as of March 24, 2006.

Interest Rate:                              5.95%

Interest Payment Dates:                     April 1 and October 1, commencing October
1, 2006

Business Day:                               Any day, other than a Saturday or Sunday,
                                            on which banks in the City of New York and
                                            Boston, Massachusetts are not required by
                                            law to close.

Day Count:                                  Actual number of days elapsed in a 360-day
                                            year of twelve 30-day months.

Record Dates:                               March 15 and September 15

Denominations:                              $2,000 initial and integral multiples of $1,000

Redemption:

        Make-Whole Call:                    The Issuer may redeem the Notes, in whole
                                            or in part, at any time at a redemption
                                            price equal to the greater of (i) 100% of
                                            the principal amount of Notes to be
                                            redeemed or (ii) an amount, as determined
                                            by an independent investment banker, equal
                                            to the sum of the present values of the
                                            remaining scheduled payments of principal
                                            of and interest on the Notes to be
                                            redeemed (not including any portion of
                                            such payments of interest accrued to the
                                            date of redemption) discounted to the
                                            redemption date on a semiannual basis
                                            (assuming a 360-day year consisting of
                                            twelve 30-day months) at the adjusted
                                            treasury rate, plus 20 basis points, plus,
                                            in either of the above cases, accrued and
                                            unpaid interest thereon to the redemption
                                            date.

Listing:                                    None

Book-entry Issuance:                        The Notes will be represented by one or
                                            more global notes registered in the name
                                            of a nominee of The Depository Trust
                                            Company.

Bookrunners (30.05% each):                  J.P. Morgan Securities Inc.
                                            Morgan Stanley & Co. Incorporated


Senior Co-Managers (9.0% each):             Goldman Sachs
                                            Lehman Brothers
                                            Merrill Lynch

Co-Managers (2.15% each):                   A.G. Edwards
                                            Bank of America
                                            Citigroup
                                            PNC
                                            SunTrust
                                            Wells Fargo

Underwriting:                               The underwriting agreement provides that
                                            the underwriters are obligated to purchase
                                            all of the Notes if any are purchased.
                                            The underwriting agreement may be
                                            terminated by the underwriters prior to
                                            issuance of the Notes in certain
                                            circumstances.


                                        2



                                            The Issuer has agreed to
                                            indemnify the underwriters
                                            against certain liabilities,
                                            including liabilities under
                                            the Securities Act of 1933,
                                            as amended.

                                            If the Notes are not sold at
                                            the initial offering price,
                                            the underwriters may change
                                            the offering price and other
                                            selling terms.

CUSIP:                                      020002 AT 8

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities Inc. collect at 1-212-834-4533 or Morgan Stanley & Co. Incorporated toll-free at 1-866-718-1649.



                                        3